UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest events reported)       July 17, 2002
                                                    ---------------------------
                                                        (July 17, 2002)
                                                    ---------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                                             85-0468296
----------------------------       Commission            -----------------------
(State or Other Jurisdiction   File Number 333-32170         (I.R.S. Employer
    of Incorporation)                      ---------     Identification) Number)




   Alvarado Square, Albuquerque, New Mexico                      87158
   ----------------------------------------                      -----
   (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 9.  Regulation FD Disclosure

The following is a press release issued by the Company on July 17, 2002 and is being filed herewith as a Regulation FD Disclosure.

                  PNM Resources Declares Common Stock Dividend

Albuquerque, N.M., July 17, 2002 -- The Board of Directors of PNM Resources (NYSE:PNM), has declared the regular quarterly dividend of $0.22 per share on common stock, for an indicated annual dividend of $0.88 per share. The dividend is payable August 16, 2002 to shareholders of record on August 2, 2002.

"Our dividend policy recognizes the importance of the dividend as a component of shareholder return and reflects our confidence in PNM's future," said Jeff Sterba, Chairman, President and Chief Executive Officer. "Last February we increased the dividend by 10 percent and adopted a policy targeting future increases of 8 to 10 percent annually, until the payout reaches 50 to 60 percent of regulated earnings."

PNM Resources is an energy holding company based in Albuquerque, New Mexico. Its principal subsidiary is Public Service Company of New Mexico, which provides electric power and natural gas utility services to more than 1.3 million people in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Statements made in this news release that relate to future events are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and the company assumes no obligation to update this information. Because actual results may differ materially from expectations, the company cautions readers not to place undue reliance on these statements. A number of factors, including weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the performance of generating units and transmission system and uncertainties relating to PNM's litigation with Western Resources and related costs, and state and federal regulatory and legislative decisions and actions, including the wholesale electric power pricing mitigation plan ordered by the Federal Energy Regulatory Commission (FERC) on June 18, 2001, rulings issued by the New Mexico Public Regulation Commission (NMPRC) pursuant to the Electric Utility Industry Restructuring Act of 1999, as amended, and in other cases now pending or which may be brought before the FERC or NMPRC could cause PNM operating revenues and earnings to differ from results forecast in this news release. For a detailed discussion of the important factors affecting PNM Resources, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K for the year ended December 31, 2001, Form 10Q for the quarter ended March 31, 2002 and Form 8-K filings with the Securities and Exchange Commission.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PNM RESOURCES, INC.
                                  ---------------------------------------------
                                                   (Registrant)


Date:  July 17, 2002                            /s/ John R. Loyack
                                  ---------------------------------------------
                                                  John R. Loyack
                                       Vice President, Corporate Controller
                                           and Chief Accounting Officer
                                  (Officer duly authorized to sign this report)


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